SECURITIES AND EXCHANGE COMMISSION

                     Washington D.C.  20549
                     _______________________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         October 23, 1996
                         Date of Report
                (Date of earliest event reported)


                      872 MAIN STREET CORP.
     (Exact name of registrant as specified in its charter)

                            New York
                    (State of Incorporation)


      0-12782                             16-1183105
(Commission File Number)    (I.R.S. Employer Identification Number)


               872 Main Street, Buffalo, New York 14202
            (Address of principal executive offices)

                         (716) 882-0920
      (Registrant's telephone number, including area code)

Item 5.     Other Events.

            Pursuant to the Orders dated October 23 and 29, 1996 of the United States Bankruptcy Court, Western District of New York, filed as Exhibits 99.1 and 99.2 to this Report, the Registrant filed a Certificate of Amendment to its Certificate of Incorporation, changing its name from "Cellular Products, Inc." to "872 Main Street Corp."

Item 7.     Financial Statements and Exhibits

7(c)        Exhibits

Exhibit Number:

3.(i).1     Certificate of Amendment to Certificate of
Incorporation, as filed October 28, 1996 by the New York Department of State.

3.(i).2     Complete provisions of Certificate of Incorporation, as
in effect after the filing of Exhibit (3)(I)(1) by the New York
Department of State.

99.1       Order of the United States Bankruptcy Court, Western
District of New York dated October 23, 1996.

99.2       Order of the United States Bankruptcy Court, Western
District of New York dated October 29, 1996.

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    872 MAIN STREET CORP.

                    By:  /s/ Michael S. Durski
                         __________________________
                         Michael S. Durski
                         Vice President and
                         Chief Financial Officer